UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 24, 2014

CENTER BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

New Jersey	000-11486	52-1273725
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

2455 Morris Avenue, Union, New Jersey	07083
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (800) 862-3683

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.   Submission of Mattes to a Vote of Security Holders.

The 2014 Annual Meeting of Shareholders (the “Annual Meeting”) of Center Bancorp, Inc. (“Center” or the “Company”) was held on June 24, 2014. The matters considered and voted on by the Company’s shareholders at the Annual Meeting and the votes of the shareholders for each matter were as follows:

1. To approve an Agreement and Plan of Merger, dated as of January 20, 2014, by and between the Company and ConnectOne Bancorp, Inc. (“ConnectOne”), providing for the merger of ConnectOne with and into Center and the automatic conversion of all of the outstanding common stock of ConnectOne into shares of Center common stock at an exchange ratio of 2.6:1:

For	Against	Abstain	Broker Non-votes
13,343,891	213,036	174,847	1,629,633

2. To approve the adoption of an amended and restated certificate of incorporation that will increase Center’s authorized shares of common stock from 25,000,000 to 50,000,000 and change Center’s name, upon consummation of the merger, to “ConnectOne Bancorp, Inc.”.

For	Against	Abstain	Broker Non-votes
13,175,708	246,735	309,331	1,629,633

3. To approve a proposal to adjourn the Annual Meeting, if necessary or appropriate, to solicit additional proxies in favor of the merger:

For	Against	Abstain	Broker Non-votes
12,969,056	705,231	57,487	1,629,633

4. To elect nine director nominees:

Nominee:	For	Authority Withheld	Broker Non-votes
Alexander Bol	13,339,901	391,873	1,629,633
Frederick Fish	13,327,607	404,167	1,629,633
Howard Kent	13,359,576	372,198	1,629,633
Nicholas Minoia	13,330,290	401,484	1,629,633
Harold Schechter	13,322,526	409,248	1,629,633
Lawrence B. Seidman	13,216,171	515,603	1,629,633
William Thompson	13,263,591	468,183	1,629,633
Raymond Vanaria	13,325,209	406,565	1,629,633
Anthony C. Weagley	13,390,249	341,525	1,629,633

5. To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for 2014:

For	Against	Abstain	Broker Non-votes
15,189,246	68,289	103,872	0

6. To approve, on an advisory basis, certain compensation payable as a result of the consummation of the proposed merger.

For	Against	Abstain	Broker Non-votes
10,646,920	2,733,148	351,706	1,629,633

7. To approve, on an advisory basis, the executive compensation of the Company’s named executive officers as described in the joint proxy statement and prospectus circulated in connection with the Company’s Annual Meeting:

For	Against	Abstain	Broker Non-votes
12,898,800	521,161	311,813	1,629,633

Item 8.01 Other Events.

On June 24, 2014, Center and ConnectOne disseminated a joint press release announcing that the Agreement and Plan of Merger, dated January 20, 2014 and filed with the Commission on January 21, 2014 as an exhibit to Center’s Form 8-K, has been approved by the shareholders of each company. A copy of the June 24, 2014 joint press release is included as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d)      Exhibits:

Exhibit 99.1            Press Release, dated June 24, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTER BANCORP, INC.

By: /s/ Anthony C. Weagley

Name:	Anthony C. Weagley
Title:	President and Chief Executive Officer

Dated: June 24, 2014

EXHIBIT INDEX

Exhibit 99.1            Press Release, dated June 24, 2014.